QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.3

COMPANY AFFILIATE AGREEMENT

    THIS AFFILIATE AGREEMENT (this "Agreement") is made and entered into as of May  , 2001, between TIMBER, INC., a Delaware corporation ("Parent"), SEQUOIA, INC., a Florida corporation ("Company"), and the undersigned ("Affiliate").

RECITALS

    A.  Company, Parent and Timber Acquisition Corp., a wholly owned subsidiary of Parent ("Merger Sub"), have entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") and Company and Merger Sub have filed or will file Articles of Merger with the Secretary of State of the State of Florida in accordance with Florida law, which agreements (collectively, the "Merger Agreements") provide for the merger (the "Merger") of Merger Sub with and into Company, with Company as the surviving corporation (the "Surviving Corporation"). Pursuant to the Merger, all outstanding capital stock of Company will be converted into the common stock, $0.001 par value of Parent (the "Parent Stock").

    B.  Affiliate may, as a result of the Merger, receive shares of Parent Stock in exchange for shares owned by Affiliate of the common stock, par value $0.0005, of Company (the "Company Stock").

    C.  Affiliate understands that, since the Merger will be accounted for using the "pooling of interests" method and Affiliate may be deemed, as of the date hereof, to be an "affiliate" of Company, as such term is defined for purposes of (i) paragraphs (c) and (d) of Rule 145 of the rules and regulations of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and/or (ii) Accounting Series Releases 130, 135 and 146 and Staff Accounting Bulletin Two, as amended, of the Commission, although nothing contained herein should be construed as an admission of such fact, the Parent Stock and the Company Stock beneficially owned by Affiliate may only be disposed of in conformity with the limitations described herein.

    NOW THEREFORE, the parties agree as follows:

    I.  Agreement to Retain Shares.  An Affiliate shall be deemed to have effected a "Transfer" of a security if it directly or indirectly: (i) sells, makes any short sales of, lends, hypothecates, pledges, encumbers, enters into any type of equity swap or hedging of, grants an option with respect to, transfers or disposes of such security or any interest in such security; or (ii) enters into an agreement or commitment providing for the sale of, making any short sale of, lending of, pledge of, encumbrance of, equity swap or hedging of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.

    Affiliate agrees not to Transfer or direct or cause the Transfer of, or reduce Affiliate's risk relative to, any shares of Company Stock (except for the conversion of Company Stock into Parent Stock in the Merger) or Parent Stock held by Affiliate or on Affiliate's behalf, whether owned on the date hereof or after acquired, within the 30 days prior to the Effective Time (as defined in the Reorganization Agreement).

    Affiliate further agrees not to transfer, sell or otherwise dispose of, or direct or cause the sale, transfer or other disposition of, or reduce Affiliate's risk relative to, any Parent Stock held by Affiliate or on Affiliate's behalf or received by Affiliate or on Affiliate's behalf in or as a result of the Merger or otherwise, until after the date (the "Expiration Date") Parent shall have publicly released a report in the form of a quarterly earnings report, registration statement filed with the Commission, a report filed with the Commission on Form 10-K, 10-Q or 8-K or any other public filing, statement or public announcement which includes the combined financial results (including combined sales and net income)

of Parent and Company for a period of at least 30 days of combined operations of Parent and Company following the Effective Time. Notwithstanding the foregoing, Affiliate may distribute shares of the Company Stock or Parent Stock, as the case may be, to participants under the Company's Employee Stock Ownership Plan for Employees of Sequoia, Inc. (the "ESOP") as required by the terms of the ESOP and any such transferred stock shall be free of any restrictions on resale imposed by this Agreement.

    II.  Representations, Warranties and Covenants of Affiliate.  Affiliate represents, warrants and covenants as follows:

      1.  Affiliate has full power and authority to execute this Agreement, to make the representations, warranties and covenants herein contained and to perform Affiliate's obligations hereunder.

      2.  Affiliate will not sell, transfer, or otherwise dispose of, or make any offer or agreement relating to any of the foregoing with respect to, any shares of Parent Stock that Affiliate may acquire in connection with the Merger, except: (i) in a transaction permitted pursuant to Rule 145 under the Securities Act; (ii) in a transaction that is otherwise exempt from the registration requirements of the Securities Act; or (iii) pursuant to a registration statement under the Securities Act.

    III.  Limited Resales.  Parent acknowledges that the provisions of Section II.2 of this Agreement will be satisfied as to any sale by the undersigned of the Parent Stock Affiliate may acquire pursuant to the Merger pursuant to Rule 145(d) under the Securities Act, by a broker's letter and a letter from the undersigned with respect to that sale stating that the applicable requirements of Rule 145(d)(1) have been met or are inapplicable by virtue of Rule 145(d)(2) or Rule 145(d)(3); provided, however, that Parent has no reasonable basis to believe that such sales were not made in compliance with such provisions of Rule 145(d) and subject to any changes in Rule 145 after the date of this Agreement.

    IV.  Legends.  Affiliate also understands and agrees that stop transfer instructions will be given to Parent's transfer agent with respect to certificates evidencing the Parent Stock Affiliate may acquire pursuant to the Merger and that there will be placed on the certificate evidencing the Parent Stock Affiliate may acquire pursuant to the Merger legends stating in substance:

    "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, APPLIES. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED, EXCHANGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AND THE OTHER CONDITIONS SPECIFIED IN THAT CERTAIN COMPANY AFFILIATE AGREEMENT DATED MAY  , 2001 AMONG TIMBER, INC., SEQUOIA, INC. AND THE SHAREHOLDER, A COPY OF WHICH AFFILIATE AGREEMENT WILL BE MAILED TO THE HOLDER HEREOF WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT OF WRITTEN REQUEST THEREFOR."

    After the Expiration Date, Parent agrees to remove the above legend, and replace such legend with the following legend:

    "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED, EXCHANGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED."

    Parent agrees to remove promptly such stop transfer instructions and legend by delivery of substitute certificates without such legend upon (i) the transfer of the Parent Stock represented by such certificate pursuant to a registration statement under the Securities Act or in accordance with the applicable provisions of Rule 145 under the Securities Act (including, without limitation, paragraph (d) thereof), (ii) the expiration of the restrictive period set forth in Rule 145(d), or (iii) the delivery by Affiliate to Parent of a copy of a letter from the staff of the Commission, or an opinion of counsel in form and substance reasonably satisfactory to Parent, to the effect that such legend is not required for purposes of the Securities Act.

    V.  Termination.  This Agreement shall be terminated and shall be of no further force and effect upon the termination of the Reorganization Agreement pursuant to Article VII of the Reorganization Agreement.

    VI.  Miscellaneous.

      1.  Counterparts.  This Agreement shall be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

      2.  Binding Agreement.  This Agreement will inure to the benefit of and be binding upon and enforceable against the parties and their successors and assigns, including administrators, executors, representatives, heirs, legatees and devisees of Affiliate and pledgees holding Parent Stock or Company Stock as collateral.

      3.  Waiver.  No waiver by any party hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing and signed by each party hereto.

      4.  Governing Law.  This Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Delaware.

      5.  Effect of Headings.  The Section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

      6.  Third Party Reliance.  Counsel to and independent auditors for the parties shall be entitled to rely upon this Agreement.

    IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.

TIMBER, INC.	AFFILIATE
By:	By:
Title:	Title:
Affiliate's Address for Notice:
SEQUOIA, INC.
By:
Title:
Shares beneficially owned:
shares of Company Common Stock
shares of Parent Common Stock

QuickLinks

COMPANY AFFILIATE AGREEMENT
RECITALS